SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          CULTURALACCESSWORLDWIDE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                         52-1309227
    -----------------------             -------------------
    (State of incorporation             (I.R.S. Employer
       or organization)                 Identification No.)



    2200 Clarendon Blvd., 11th Floor
    Arlington, Virginia                        22201
----------------------------------------     ----------
(Address of principal executive offices)     (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following
box.   [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following
box.   [X]

Securities Act registration statement file number to which this form relates:
                                    333-38845

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                          ----------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered.

                  This Registration Statement relates to the Common Stock, $.01 par value, of the Registrant. A complete description of the Common Stock is set forth under the caption "Description of Capital Stock" in the Preliminary Prospectus dated December 3, 1997 constituting a part of Amendment No. 1 to the Registration Statement on Form S-1 dated December 3, 1997 (File No. 333-38845) filed by the Registrant under the Securities Act of 1933. By this reference, such description is incorporated herein and made a part hereof.

Item 2.           Exhibits.

                  1        -    Amended and Restated
                                Certificate of Incorporation
                                of the Registrant
                                (incorporated by reference to
                                Exhibit 3(a) to Registration
                                Statement on Form S-1 No.
                                333-38845).

                  2        -    By-laws of the Registrant, as
                                amended to date (incorporated
                                by reference to Exhibit 3(b)
                                to Registration Statement on
                                Form S-1 No. 333-38845).

                  3        -    "Description of Capital Stock"
                                incorporated in Item 1 hereof
                                by reference to the
                                Preliminary Prospectus dated
                                December 3, 1997 constituting
                                a part of Amendment No. 1 to
                                the Registration Statement on
                                Form S-1 No. 333-38845.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               CULTURALACCESSWORLDWIDE, INC.
                                                       (Registrant)


                                               By /s/ John Fitzgerald
                                                  John Fitzgerald
                                                  President




Dated:  December 11, 1997

                                Index to Exhibits



                                                                           Page
                                                                          Number

       1              -      Amended and Restated                           --
                             Certificate of Incorporation
                             of the Registrant
                             (incorporated by reference
                             to Exhibit 3(a) to
                             Registration Statement on
                             Form S-1 No. 333-38845).

       2              -      By-laws of the Registrant,                     --
                             as amended to date
                             (incorporated by reference
                             to Exhibit 3(a) to
                             Registration Statement on
                             Form S-1 No. 333-38845).

       3              -      "Description of Capital                        --
                             Stock" incorporated in Item
                             1 hereof by reference to the
                             Preliminary Prospectus dated
                             December 3, 1997
                             constituting part of
                             Amendment No. 1 to the
                             Registration Statement on
                             Form S-1 No. 333-38845.